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                                                                   EXHIBIT 10.13

                              K&F INDUSTRIES, INC.

                             1989 STOCK OPTION PLAN

1. PURPOSES

         The purposes of this plan are: (a) to further the growth and success of K&F Industries, Inc. (the "Company") and its subsidiary corporations by enabling selected employees and directors of, or consultants to, the Company or its subsidiary corporations to acquire shares of its Common Stock, $.01 par value (the "Common Stock"), under the terms and conditions and in the manner contemplated by this Plan, thereby increasing their personal involvement and interest in the Company and its subsidiary corporations, encouraging their continued service with the Company and its subsidiary corporations and promoting the interest of the Company and all of its stockholders; (b) to enable the Company or its subsidiary corporations to obtain and retain the services of employees, directors or consultants necessary to the continued growth and success of the Company and its subsidiary corporations; and (c) to provide a means of rewarding outstanding performance to the Company and its subsidiary corporations. Options granted under this Plan will be either options which are intended to qualify as "incentive stock options" ("ISOs") under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") or as non-qualified stock options ("NSOs") which are not intended to qualify as "incentive stock options" under Section 422A of the Code. For purposes of the Plan, the terms "subsidiary" and "subsidiary corporation" shall mean "subsidiary corporation," as such term is defined in Section 425(e) and (f) of the Code. Unless the context otherwise requires, any ISO or NSO shall hereinafter be referred to as an "Option".

2. ADMINISTRATION OF PLAN

         2.1 Administration by the Board or Committee. The Plan shall be administered by the Company's Board of Directors (the "Board") or by a duly appointed committee of the Board (the "Committee") having such powers and subject to such terms and conditions as the Board may prescribe; provided, however, that so long as it shall be required to comply with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in order to permit officers and directors of the Company to be exempt from the provisions of Section 16(b) of the 1934 Act with respect to transactions pursuant to the Plan, the Plan shall be administered by the Committee and each of the members, at the effective date of his or her appointment to the Committee, shall be required to satisfy the requirements of a "disinterested person" within the meaning of Rule 16b-3. The






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Committee shall exercise all of the powers of the Board with respect to the administration of the Plan. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused and removed all members of the Committee and thereafter directly administer the Plan. Any references to the Board herein shall include the Committee if it has been appointed.

     2.2. Committee Procedures. If a Committee has been appointed, it shall select from its members a Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of the Plan. A majority of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee present at a meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee, shall be actions of the Committee.

     2.3 Authority and Interpretation. Subject to the provisions of the Plan, the Board shall have authority: (a) to determine the fair market value of the shares of Common Stock covered by each Option, (b) to select the employees or directors of, or consultants to, the Company or its subsidiary corporations to receive Options under the plan, (c) to fix the number of shares which each optionee may purchase, (d) to set the terms and conditions of each Option, including whether an Option should be an ISO or NSO and the extent to which Options shall vest in installments and, with the consent of the holder thereof, to modify or amend any provisions of an Option (other than provisions incorporated directly or by reference from this Plan), (e) to interpret this Plan, (f) to prescribe, amend and rescind rules and regulations relating to this Plan, (g) to accelerate an exercise date of any Option, (h) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option already granted and (i) to determine all other matters relating to the Plan. The Board shall have complete authority to construe, interpret and administrate, this Plan. All decisions of the Board shall be conclusive and binding on all participants in the Plan.

3. ELIGIBLE EMPLOYEES, DIRECTORS AND INDEPENDENT CONTRACTORS; LIMITATION ON
   GRANTS

         3.1. Generally. From time to time, the Board may grant Options under this Plan to any person (the "Optionee") who at the time of such grant is (a) any employee of the Company or its subsidiary corporations, (b) any director of the Company or one of its subsidiary corporations, including any employee of the Company or its subsidiary corporations who is also a director of



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the Company or (c) any consultant to the Company or one of its subsidiary corporations, provided that the right to grant Options to consultants or other non-employees does not disqualify the Plan from any qualification or right which would be available if the Plan were limited to employees and directors. Options granted under the Plan shall be in such amounts, at such prices and upon such other terms and conditions not inconsistent with this Plan as the Board, in its discretion, may determine; provided, however, that the exercise price for each Option shall not be less than the fair market value, as determined in accordance with Section 6.3.2 hereof (the "FMV"), of the Common Stock on the effective date of the grant for each ISO shall not be less than 10% of the FMV of the Common Stock on the effective date of the grant for each NSO. Options granted to employees of the Company or its subsidiary corporations will be either NSOs or ISOs, and Options granted to directors of the Company or one of its subsidiary corporations, or consultants to the Company or its subsidiary corporations will be NSOs. An employee or director of, or consultant to, the Company or its subsidiary corporations who has been granted an Option may, if otherwise eligible, be granted additional Options.

         3.2. Certain Limitations. Anything contained in this Section 3 to the contrary notwithstanding:

                  (a) no employee who owns, directly or indirectly (within the meaning of Sections 422A(b)(6) and 425(d) of the Code), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation shall be eligible to receive an ISO under the Plan, unless (i) the exercise price (as determined in accordance with Sections 6.3.1 and 6.3.2 hereof) of the shares of Common Stock subject to such ISO is fixed at not less than 110% of the FMV on the date of grant of such shares and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date it is granted; and

                  (b) no Option may be granted to a person (i) who has been appointed pursuant to Section 2.1 to serve on the Committee effective as of a future date at any time during the period from the date such appointment is made to the date such appointment is to become effective or (ii) who is serving as a member of the Committee.

4.     SHARES SUBJECT TO THE PLAN

         4.1. Number of Shares. The aggregate number of shares of Common Stock which may be issued upon the exercise of all Options granted under this Plan, excluding any such shares repurchased by the Company, shall be 50,000 shares of Common Stock, subject to adjustment as provided in Sections 6.1.7, 6.1.8 and
6.1.9 hereof. Shares of Common Stock subject to unexercised



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portions of any terminated or expired Option (including Options surrendered in accordance with Section 7 hereof) and shares of Common Stock issued pursuant to the exercise of Options and repurchased by the Company shall again be available for the granting of Options under the Plan.

         4.2 Character of Shares. The shares of Common Stock issuable upon exercise of an Option granted under the Plan shall be (a) authorized but unissued shares of Common Stock, (b) shares of Common Stock held in the Company's treasury or (c) a combination of the foregoing.

5. GRANTING OF OPTIONS

         No options shall be granted under this Plan after ten (10) years from the date this Plan becomes effective (as provided in Section 15 hereof).

         Options granted pursuant to the Plan shall be evidenced by written stock option agreements specifying the number of shares covered thereby, in such form as the Board shall from time to time establish, which agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions set forth in Section 6 hereof. Each agreement shall specify whether the Option it evidences is an ISO or NSO.

         The Board may approve the grant of Options under this Plan, subject to
Section 3 hereof, to persons who are expected to become employees or directors of, or consultants to, the Company or its subsidiary corporations but are not employees, directors, or consultants at the date of approval. In such cases, the Option shall be deemed granted on the date the grantee becomes an employee or director or consultant and must satisfy all requirements of this Plan for Options granted on that date.

6. TERMS, CONDITIONS AND FORM OF OPTIONS

         Each Option granted under this Plan shall be designated as an ISO or a NSO and shall be subject to the terms and conditions set forth in Section 6.1. NSOs and ISOs shall also be subject to the terms and conditions set forth in
Section 6.2 and Section 6.3 hereof, respectively.

         6.1. Terms and Conditions to Which All Options are Subject. All Options granted under this Plan shall be subject to the following terms and conditions.

         6.1.1. Exercise Period. Each stock option agreement shall state the period or periods of time within which the Option may be exercised by the Optionee, in whole or in part, which


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shall be such period or periods of time as may be determined by the Board;
provided, however, that if the Company files a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), for the initial public offering of its securities, no Option granted under the Plan shall be exercisable during the 180-day period immediately following the effective date of such registration statement; and provided further, that no Option granted under this Plan shall be exercisable more than ten (10) years after the date of its grant and no ISO granted to a person described in Section 3.2 hereof shall be exercisable more than five years after the date of its grant. If an Option is not at the time of grant immediately exercisable, the Board may (a) in the stock option agreement evidencing such Option, provide for acceleration of the exercise date or dates of the subject Option upon the occurrence of specified events and/or (b) at any time prior to the complete termination of an Option, accelerate the exercise date or dates of such Option.

         6.1.2. Exercise of Options. An Option granted under his Plan shall be exercised by delivery to the Secretary of the Company of:

              (a) a notice in writing from the Optionee of his intention to purchase shares, (i) specifying the number of shares as to which the Optionee desires to exercise his Option, (ii) specifying whether the shares are issued pursuant to an ISO or NSO, (iii) specifying the date (the "Purchase Date") upon which the Optionee desires to complete his purchase (which must be within the exercise periods specified in the stock option agreement) and (iv) containing any representations of the Optionee required under Section 11 hereof and the stock option agreement of such Optionee;

              (b) a copy of any election filed by the Optionee pursuant to
      Section 83(b) of the Code;

              (c) in the event that such Option shall be exercised by any person other than the Optionee pursuant to Section 6.1.4 hereof, appropriate proof of the right of such person to exercise such Option;

              (d) such payments as are required by Section 6.1.5 hereof (including cash or Common Stock and, as applicable, any promissory notes to be delivered to the Company in payment of all or a portion of the exercise price); and

              (e) such further undertakings or agreements consistent with the Plan as the Board may require.

         Promptly after the later of the receipt of written notice of exercise of an Option or the Purchase Date, the Company


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shall deliver, without stock issue taxes or transfer taxes to the Optionee or other person entitled to exercise the Option, to the Optionee or other person a certificate of certificates for the requisite number of shares of Common Stock.

         6.1.3. Option Grant Date. The date of grant of an Option under this Plan shall be the date as of which the Board approves the grant, except as otherwise provided in Section 5 hereof.

         6.1.4. Nonassignability of Option Rights. No Option granted under this Plan shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution (for purposes of this Plan, all references to the Optionee shall be deemed to include any successor to the Optionee by will or the laws of descent and distribution unless the context otherwise requires). During the life of the Optionee an Option shall be exercisable only by the Optionee.

         6.1.5. Payment. At the time a NSO or an ISO is granted, the Board, in the exercise of its absolute discretion, may specify one or more of the following forms of payment which may be used by an Optionee upon exercise of his Option (absent such specification any combination of the following methods shall be permitted):

                  (a) cash or personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the shares with respect to which the Option is being exercised; and/or

                  (b) stock certificates (in negotiable form) representing shares of Common Stock having a FMV on the date of exercise (as determined in accordance with Section 6.3.2 as if the date of exercise were the date of grant) equal to the aggregate Option Price of the shares with respect to which the Option is being exercised; provided, however, that the par value of the shares with respect to which the Option is being exercised shall in any event be paid in cash or by personal or certified check.

         6.1.6. Termination of Unexercised Options Following Termination of Association; Repurchase of Shares. No Option shall be affected by any change of duties or position of the Optionee (including transfer to or from a subsidiary), so long as he continues to be an employee or director of, or consultant to, the Company or one of its subsidiaries. If an Optionee ceases to be an employee or director of, or consultant to, the Company and its subsidiary corporations other than because of his death or disability (within the meaning of Section 22(e)(3) of the Code), any portion of the Optionee's Option which is otherwise exercisable by its terms and has not been previously exercised shall


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expire three months following the date of such termination and shall thereafter be of no further force and effect; provided, however, that if the Optionee shall die during such three-month period, his Option shall expire one year following the date of such termination. If an Optionee ceases to be an employee or director of, or consultant to, the Company and its subsidiary corporations because of his death or disability (within the meaning of Section 22(e)(3) of the Code), his Option shall expire one year following the date of such termination and shall thereafter be of no further force and effect.

         6.1.7. Changes in Capital Structure. Subject to Sections 6.1.8 and 6.1.9, if the common Stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, the Board shall make appropriate adjustments, all as calculated in its sole discretion, in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan and (b) the exercise price of each outstanding Option. Notwithstanding the foregoing, such adjustments shall be "appropriate" with respect to ISOs only where such adjustments merely reflect a change in capitalization, do not constitute a modification, extension or renewal of the Option within the meaning of Sections 422A and 425 of the Code and the Treasury Regulations thereunder, and do not constitute the adoption of a new plan requiring stockholder approval under
Section 422A of the Code. Any adjustments determined by the Board shall be final, conclusive and binding. The Company shall provide written notice to each Optionee of the nature and effect of such adjustment as promptly as is practicable.

         6.1.8. Corporate Transactions. The following rules shall apply in connection with the dissolution or liquidation of the Company, a reorganization, merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the assets of the Company to another person or entity (a "Corporate Transaction"):

                  (a) Upon the occurrence of a Corporate Transaction, all Options granted under the Plan shall automatically terminate; provided, however, that each holder of an Option outstanding at such time shall be given (i) written notice of such Corporate Transaction at least twenty (20) days prior to its proposed effective date (as specified in such notice) and (ii) an opportunity, during the period commencing with delivery of such notice and ending ten (10) days prior to such proposed effective date, to exercise the Option to the full extent to which such Option would have been exercised by the Optionee at the expiration of such ten-day period; and


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             (b) Anything contained herein to the contrary notwithstanding,
      Section 6.1.8(a) shall not be applicable if provision shall be made in connection with such Corporate Transaction for the assumption of outstanding Options by, or the substitution for such Options of new Options covering the stock of, the surviving, successor or purchasing corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and Option Prices of shares subject to such Options; provided, however, that no such assumption or substitution shall be permitted with respect to ISOs if the effect thereof would be a modification, extension or renewal of the ISOs within the meaning of
      Section 425(b) of the Code and the Treasury Regulations promulgated thereunder.

         6.1.9. Special Adjustment Rules. The following rules shall apply in connection with Sections 6.1.7 and 6.1.8 hereof:

             (a) No fractional shares shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to Sections 6.1.7 and 6.1.8 hereof shall be eliminated, without consideration, from the respective Options;

             (b) no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional shares of Common Stock or other securities; and

             (c) any adjustments referred to in Sections 6.1.7 and 6.1.8 hereof shall be made by the Board in its sole discretion and shall be conclusive and binding on all persons holding Options granted under the Plan.

         6.1.10. Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions, and may obligate the Optionee to become a party to such other agreements, in each case not inconsistent with this Plan as may be determined by the Board, including provisions or agreements concerning transfer restrictions, rights of first refusal and repurchase rights. Each ISO granted under this Plan shall include such other provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422A of the Code and shall not include any terms or conditions which are inconsistent therewith.

         6.2. Terms and Conditions to Which Only NSOs are Subject. Options granted under this Plan which are designated as NSOs shall be subject to the following terms and conditions:

               6.2.1 Exercise Price. The exercise price of a NSO shall be such price as shall be determined by the Board but


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in any event shall be at least equal to the lesser of (i) S20 below the FMV of the Common Stock on the effective date of the grant or (ii) 25% of the FMV of the Common Stock on the effective date of the grant.

                6.2.2. Withholding and Employment Taxes. At the time of exercise of an NSO, the Optionee shall remit to the Company in cash all applicable Federal and state withholding and employment taxes.

         6.3. Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

                6.3.1. Exercise Price. The exercise price of an ISO shall be the FMV of the Common Stock subject to the Option on the date of grant.

                6.3.2. Determination of Fair Market Value. Subject to the requirements of Section 422A of the Code, for purposes of the Plan, the "fair market value" or "FMV" of shares of Common Stock shall be equal to:

                (a) if the Common Stock is publicly traded, (i) in the over-the-counter market, the closing price (or the mean between the last bid and asked prices if no sales took place) on the business day immediately preceding the date of grant or, if lower, the average of the daily closing prices (or the means between the last bid and asked prices for days on which on sales took place) of the 30 business days immediately preceding the date of grant, in all cases as reported by NASDAQ or (ii) on a national securities exchange, the average of the high and low prices on the business day immediately preceding the date of grant or, if lower, the average of the daily closing prices (or the means between the last bid and asked prices for days on which no sales took place) of the 30 business days immediately preceding the date of grant, in all cases on the principal national securities exchange on which it is so traded; or

                (b) if there is no public trading market for such shares, the fair market value of such shares as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arms' length.

         Anything contained herein to the contrary notwithstanding, all determinations pursuant to this Section 6.3.2 shall be


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made without regard to any restriction other than a restriction which, by its terms, will never lapse.

                  6.3.3. Limitations on Exercise. Anything to the contrary contained herein notwithstanding, an ISO granted under this Plan to an Optionee shall be considered a NSO to the extent that the aggregate FMV on the date of the grant of such ISO (as determined pursuant to Section 6.3.2) of the stock with respect to which ISOs are exercisable for the first time by such Optionee during any calendar year (under all plans of the Company and any parent or subsidiary corporations) exceeds $100,000.

                  6.3.4. Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of within two years from the date of grant of the ISO or within one year after the transfer of the stock to the Optionee, the holder of the stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonable require.

                  6.3.5. Withholding Taxes. Whenever under this Plan shares of Common Stock are to be delivered by an Optionee upon exercise of an NSO, the Company shall be entitled to require as a condition of delivery that the Optionee remit or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local withholding tax and employment tax requirements relating thereto. At the time of a disqualifying disposition, the Optionee shall remit to the Company in cash any applicable Federal and state withholding and employment taxes.

7.   SURRENDER OF OPTIONS

         The Board may, under such terms and conditions as its deems appropriate, accept the surrender and termination by an Optionee of a right to exercise an Option to purchase shares of Common Stock granted under an Option and authorize a payment in consideration therefor of an amount equal to the difference obtained by subtracting the exercise price of such Option from the fair market value of the shares of Common Stock for which such Option is exercisable on the date of such surrender as determined in the discretion of the Board, such payment to be in cash, provided that the Board determines that such settlement is consistent with the purposes set forth in section 1 hereof. The Company shall be entitled to withhold from any payment to the Optionee pursuant to this Section 7, within 60 days following the date of such settlement, any applicable Federal and state income and employment taxes due in respect of such settlement.


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8.   DURATION OF PLAN

         Except with respect to Options then outstanding, the Plan shall expire on the first to occur of (a) the tenth anniversary of the date on which the Plan is adopted by the Board, (b) the tenth anniversary of the date on which the Plan is approved by stockholders of the Company or (c) the date as of which the Board, in its sole discretion, determines that the Plan shall terminate (the "Expiration Date"). Any options outstanding as of the Expiration Date shall remain in effect until they have been exercised or terminated or have expired by their respective terms.

9.   STOCKHOLDER RIGHTS

         An Optionee shall not have any privileges of a stockholder with respect to any shares of stock subject to his Option until the date of the issuance to the Optionee of a stock certificate evidencing such shares pursuant to his exercise of the Option.

10.  AMENDMENT OR DISCONTINUANCE

         The Board at any time may terminate or amend this Plan; provided, however, that the approval of the holders of a majority of the votes may be cast by all of the holders of shares of Common Stock and preferred stock of the Company, if any, entitled to vote (voting as a single class) shall be obtained prior to any such amendment becoming effective if such approval is required by law or is necessary to comply with regulations promulgated by the SEC under
Section 16(b) of the 1934 Act or with Section 422A of the Code or the Treasury Regulations thereunder.

11.   COMPLIANCE WITH SECURITIES LAWS

         No options shall be granted under this Plan, and no shares shall be purchased upon the exercise of any Option and no Option may be surrendered in accordance with Section 7, unless and until any then applicable securities laws or requirements of any regulatory agencies having jurisdiction and of any exchanges upon which stock subject to said Options of the Company may be listed shall have been fully complied with.

         At the time of the exercise or surrender of any Option hereunder, the Board, in its discretion, may require assurances or representations satisfactory to it from the person exercising or surrendering the Option appropriate to satisfy the requirements of applicable Federal and state securities laws.



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12. EMPLOYMENT OR DIRECTORSHIP RIGHTS

                  Nothing contained in this Plan shall be deemed to give any Optionee a right to the continuation of his employment by, or retention as a consultant to, or directorship with, the Company or any of its subsidiaries to which he is not otherwise entitled, or to any increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of the Option, nor shall the Company or it subsidiaries be under any obligation by virtue of this Plan to retain any Optionee as an employee, consultant or director for any period.

13. NUMBER AND GENDER

                  With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice versa, as the context requires.

14. INDEMNIFICATION

                  In addition to any other rights to indemnification which they may have as members of the Board, the members of the Board administering the Plan shall be indemnified by the Company against reasonable expenses, including reasonable attorneys' fees incurred, in connection with any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for gross negligence or willful misconduct in the performance of his duties; provided, that within 60 days after institution of any such action, suit or proceeding a Board member shall by written notice offer the Company the opportunity, at its own expense, to handle and defend such action, suit or proceeding.

15. EFFECTIVE DATE OF PLAN

                  This Plan shall become effective upon adoption by the Board, provided, however, that no Option shall be exercisable unless and until the written consent of a majority of (or such greater number as may be required by law or applicable government regulations or orders) of the holders of the securities of the Company entitled to vote, or approval by stockholders of the Company voting at a validly called stockholders meeting and


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holding a majority (or such greater number as may be required by law or applicable governmental regulations or orders) of the shares voting at such meeting, is obtained within 12 months before or after adoption by the Board.

16. SEVERABILITY

                  If any provision of the Plan or any Option Agreement shall be determined to be illegal and unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17. GOVERNING LAW

                  The validity and construction of this Plan and the instruments evidencing the Options shall be governed by the laws of the State of Delaware.

18. ARBITRATION

                  All disputes arising our of, or in connection with, the validity, interpretation, construction, meaning, or execution of the Plan shall be finally settled by arbitration to be held in New York City and conducted in accordance with the Rules of the American Arbitration Association. Judgment upon any award rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of the award and an order of enforcement, as the case may be.



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